UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 17, 2012 (August 15, 2012)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

On August 15, 2012, we amended the purchase agreement for utility-scale, ground-mount, solar photovoltaic (PV) power systems (the “Solar Power Systems Agreement”), we entered into with our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), and Belectric Inc. (“Belectric”), on March 31, 2011. We first reported the Solar Power Systems Agreement in our Form 8-K filed with the SEC on April 4, 2011.

Under the amended agreement (the “Amended Solar Power Systems Agreement”), the provision of Coronus to purchase a total of 21 MW of utility-scale, ground-mount, solar PV power systems from Belectric, for consideration of $76,818,000, exclusive of taxes (the “Original Basic Price”), was modified. Under the Amended Solar Power Systems Agreement, Coronus and Belectric agree to negotiate, in good faith, the purchase price of solar power systems on a per solar power system basis (the “Purchase and Sale Agreements”). The Amended Solar Power Systems Agreement is effective as of August 15, 2012, and shall remain in full force and effect for three years (the “Three Year Term”), but shall expire prior to the Three Year Term provided Coronus and Belectric enter into Purchase and Sale Agreements totaling 100 MW of solar power systems prior to the expiry of the Three Year Term. Further, throughout the term of the Amended Solar Power Systems Agreement, Belectric retains the exclusive right to negotiate Purchase and Sale Agreements with Coronus for solar power systems.

On entering into the original Solar Power Systems Agreement, we paid 15% of the Original Basic Price, or $11,522,700, by way of issuing 10,974,000 shares (the “Original Payment Shares”) of our common stock to Belectric, at a deemed price of $1.05 per share. Under the Amended Solar Power Systems Agreement, as additional purchase and sale consideration, Belectric kept 1,097,400 of the Original Payment Shares. Accordingly, 9,876,600 of the Original Payment Shares were cancelled on August 15, 2012. Prior to the cancellation of the 9,876,600 shares, we had 27,096,086 shares of common stock issued and outstanding. Following the cancellation of the 9,876,600 shares, we now have 17,219,486 shares of common stock issued and outstanding.

ITEM 1.02       TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On August 17, 2012, Coronus completed the Vacant Land Purchase Agreement (the “Yucca Valley East Agreement”), which Coronus entered into on October 9, 2011, as reported in our Form 8-K’s filed with the SEC on October 14 and December 9, 2011, and January 18, February 8, March 5, and April 13, 2012. Under the Yucca Valley East Agreement, Coronus acquired a 34.07 acre parcel of vacant land, situated east of Yucca Valley, in the County of San Bernardino, California, from Peter and Ann Wellington. The purchase price Coronus paid was $170,000. Coronus deposited $34,000, with Peter and Ann Wellington agreeing to carry back the balance amount of $136,000 for two years at 6.5% per annum interest, with monthly payments of interest only.

ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As disclosed above under Item 1.02, on August 17, 2012, Coronus completed the Vacant Land Purchase Agreement (the “Yucca Valley East Agreement”).

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As disclosed above under Item 1.02, on August 17, 2012, Coronus completed the Vacant Land Purchase Agreement (the “Yucca Valley East Agreement. Under the Yucca Valley East Agreement, Coronus acquired a 34.07 acre parcel of vacant land, situated east of Yucca Valley, in the County of San Bernardino, California, from Peter and Ann Wellington. The purchase price Coronus paid was $170,000. Coronus deposited $34,000, with Peter and Ann Wellington agreeing to carry back the balance amount of $136,000 for two years at 6.5% per annum interest, with monthly payments of interest only.

ITEM 5.01       CHANGES IN CONTROL OF THE REGISTRANT.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately before the cancellation of equity securities referred to in Item 1.01 of this report. The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	4,875,000(1)(5)	17.99%(1)

David Holmes	30,000(2)	0.11%(2)

Kaitlyn Bogas	20,000(3)	0.07%(3)

All officers and directors as a group (3 persons)	4,925,000	18.18%

Belectric, Inc.	10,974,000	40.50%
8076 Central Avenue, Newark, CA 94560

Mark Burgert	4,875,000(4)(5)	17.99%(4)
14446 North Bluff Road, White Rock, BC V4B 3C8

(1)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(2)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(3)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(4)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(5)
For both Messrs. Thachuk and Burgert, of the 4,875,000 shares shown as beneficially owned by each of them, 4,525,000 shares each are held in voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis. Messrs. Thachuk and Burgert maintain full voting and dividend rights in the escrowed shares. The escrow of the shares was not mandated under any applicable laws or regulations. The escrow of the shares was solely as a result of private contractual terms, agreed to voluntarily.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the cancellation of equity securities referred to in Item 1.01 of this report. The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	4,875,000(1)(5)	28.31%(1)

David Holmes	30,000(2)	0.17%(2)

Kaitlyn Bogas	20,000(3)	0.12%(3)

All officers and directors as a group (3 persons)	4,925,000	28.60%

Belectric, Inc.	1,097,400	6.37%
8076 Central Avenue, Newark, CA 94560

Mark Burgert	4,875,000(4)(5)	28.31%(4)
14446 North Bluff Road, White Rock, BC V4B 3C8

Trevor Singleton	1,300,000(6)	7.55%
7094 267th Street, Langley, BC V4W 1W2

Greg Zakaib	950,000	5.52%
305 – 8880 Hudson Street, Vancouver, BC V6P 4N2

(1)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(2)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(3)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(4)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(5)
For both Messrs. Thachuk and Burgert, of the 4,875,000 shares shown as beneficially owned by each of them, 4,525,000 shares each are held in voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis. Messrs. Thachuk and Burgert maintain full voting and dividend rights in the escrowed shares. The escrow of the shares was not mandated under any applicable laws or regulations. The escrow of the shares was solely as a result of private contractual terms, agreed to voluntarily.

(6)	Includes fully vested warrants to acquire an additional 350,000 shares of common stock at an exercise price of $0.75 per share.

ITEM 7.01       REGULATION FD DISCLOSURE.

We announced today the amendment to the Solar Power Systems Agreement, as disclosed above under Item 1.01. We announced also Coronus’ completion of the Vacant Land Purchase Agreement (the Yucca Valley East Agreement), as disclosed above under Items 1.02, 2.01, and 2.03.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

10.1	Amendment to Solar Power Systems Agreement.
99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 17th day of August, 2012.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors